                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

              AMENDMENT NO. 1 TO FORM 8-K FILED ON NOVEMBER 13,1998

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported) October 29, 1998
                                                        ------------------------

                               MET-PRO CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       001-07763                23-1683282
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
   of Incorporation)                   File Number)          Identification No.)

   160 Cassell Road, Harleysville, PA                              19438
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code    215-723-6751
                                                  ------------------------------


                                (Not Applicable)
                         -------------------------------
                         (Former name or former address,
                          if changed from last report)

     Registrant's Current Report on Form 8-K for an event occurring on October 29, 1998 (filed on November 13, 1998) omitted the Pro Forma Financial Information required by Item 7 of Form 8-K and set forth that such information would be filed by amendment within sixty (60) days.

     This Amendment No. 1 to such Form 8-K is hereby filed in order to provide the Pro Forma Financial Information required by Item 7.



     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (b) Pro Forma Financial Information

     The following unaudited pro forma consolidated financial information presents the pro forma consolidated balance sheet at July 31, 1998 and January 31, 1998, giving effect to the acquisition of all of the material assets, subject to ordinary business liabilities, of Flex-Kleen Corporation, a Delaware corporation and Flex-Kleen Canada, Ltd., and Ontario (Canada) corporation (collectively "Flex-Kleen") as if it had been consummated on those dates. Also presented are the pro forma consolidated statements of operations for the six months ended July 31, 1998 and the year ended January 31, 1998, giving effect to such assets, subject to such liabilities, of Flex-Kleen as if the acquisition had been consummated as of the beginning of the respective periods presented.

     The Company's fiscal year ends on January 31, and Flex-Kleen's fiscal year ends on October 31. The pro forma consolidated balance sheet combines the respective balance sheets of Met-Pro Corporation and Flex-Kleen as of July 31, 1998 and January 31, 1998. The pro forma consolidated statement of operations for the six months ended July 31, 1998 combines results of each company for the period. The pro forma consolidated statement of operations for the year ended January 31, 1998 combines the results of Met-Pro Corporation for its year ended January 31, 1998 and the results of Flex-Kleen for its year ended October 31, 1997.

     The pro forma data is based on the historical combined statements of Met-Pro Corporation and Flex-Kleen giving effect to the purchase method of accounting and to the assumptions and adjustments (which the Company believes to be reasonable) described in the accompanying notes to the unaudited pro forma consolidated financial information.

     Under the purchase method of accounting, assets acquired and liabilities assumed will be recorded at their estimated fair value at the date of acquisition. The pro forma adjustments set forth in the following unaudited pro forma consolidated financial information are estimated and may differ from the actual adjustments when they become known. However, no material differences are anticipated by the Company.

     The following unaudited pro forma consolidated financial information does not reflect certain cost savings that the Company believes may be realized following the Flex-Kleen acquisition. Such cost savings are expected to be realized primarily through the elimination of certain overhead expenses and geographic overlap and the implementation of strict cost controls and standardized operating procedures. Additionally, the Company believes the acquisition will enable it to realize increased operating efficiencies and economies of scale including enhanced purchasing power and increased asset utilization.

     The pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if such acquisition had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma combined financial information should be read in conjunction with the notes thereto, the audited financial statements of Flex-Kleen for the year ended October 31, 1997 and the nine months ended July 31, 1998 and notes thereto, and the Company's consolidated financial statements and related notes thereto, incorporated herein by reference.

     The following are filed here within:


          Unaudited Pro Forma  Consolidated  Condensed  Balance Sheet as of July
               31, 1998

          Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Six Months Ended July 31, 1998

          Notes to Unaudited Pro Forma Consolidated Financial Information for the Six Months Ended July 31, 1998

          Unaudited Pro Forma Consolidated Condensed Balance Sheet as of January
               31, 1998

          Unaudited Pro Forma Consolidated Condensed Statement of Operations for the Year Ended January 31, 1998

          Notes to Unaudited Pro Forma Consolidated Financial Information for the Year Ended January 31, 1998



                                                        MET-PRO CORPORATION

                                    UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                                                                       As of July 31, 1998

                                                       -----------------------------------------------------------------------------
                                                             Historical                                           Pro Forma
                                                       -----------------------------------------------------------------------------
                                                                                                          Adjustments
                                                         Met-Pro     Flex-Kleen                            Increase/
                                                       Corporation   Corporation       Total      Notes    Decrease     Consolidated
                                                       -----------------------------------------------------------------------------
ASSETS

Current assets
       Cash and cash equivalents                        $8,073,238                  $ 8,073,238    (D)     ($367,221)    $4,706,017
                                                                                                   (C)    (3,000,000)
       Accounts receivable, net of allowance            10,128,616    $2,359,000     12,487,616                          12,487,616
       Inventories                                      13,241,599     1,745,000     14,986,599                          14,986,599
       Prepaid expenses, deposits and
           other current assets                          1,230,123        30,000      1,260,123    (M)       542,153      1,802,276
       Deferred income taxes                             1,014,856                    1,014,856                           1,014,856
                                                       -----------------------------------------------------------------------------
                           Total current assets         33,688,432     4,134,000     37,822,432           (2,825,068)    34,997,364

Property, plant and equipment, at
       cost, net                                        13,931,444       240,000     14,171,444    (E)       130,000     14,301,444
Costs in excess of net assets of
       business acquired                                 7,219,406                    7,219,406    (F)    12,304,068     19,523,474
Other assets                                             1,079,623     1,305,000      2,384,623    (G)    (1,305,000)     1,129,623
                                                                                                   (A)        50,000
                                                       -----------------------------------------------------------------------------
                           Total assets                $55,918,905    $5,679,000    $61,597,905           $8,354,000    $69,951,905
                                                       =============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
       Current portion of long-term debt                  $895,942                     $895,942    (B)    $1,200,000     $2,095,942
       Accounts payable                                  3,091,564    $2,142,000      5,233,564    (H)      (597,000)     4,636,564
       Accrued salaries, wages and expenses              5,753,583       557,000      6,310,583    (I)       (13,000)     6,241,583
                                                                                                   (J)       (56,000)
       Customers' advances                                 234,289                      234,289                             234,289
       Accrued income taxes                                               36,000         36,000    (K)       (36,000)            --
                                                       -----------------------------------------------------------------------------
                           Total current liabilities     9,975,378     2,735,000     12,710,378              498,000     13,208,378

Long-term debt                                           1,843,060                    1,843,060    (B)    10,800,000     12,643,060

Other non-current liabilities                              288,938     1,108,000      1,396,938    (G)    (1,108,000)       288,938

Deferred income taxes                                      370,598                      370,598                             370,598
                                                       -----------------------------------------------------------------------------
                           Total liabilities            12,477,974     3,843,000     16,320,974           10,190,000     26,510,974
                                                       -----------------------------------------------------------------------------

Stockholders' equity
       Common stock, Met-Pro Corporation                   713,862                      713,862                             713,862
       Common stock, Flex-Kleen Corporation                              200,000        200,000    (L)      (200,000)            --
       Additional paid-in capital                        7,508,748     1,715,000      9,223,748    (L)    (1,715,000)     7,508,748
       Retained earnings                                39,057,809                   39,057,809                          39,057,809
       Accumulated other comprehensive loss               (156,653)      (79,000)      (235,653)   (L)        79,000       (156,653)

       Less: Treasury stock, at cost                    (3,682,835)                  (3,682,835)                         (3,682,835)
                                                       -----------------------------------------------------------------------------
                           Net stockholders' equity     43,440,931     1,836,000     45,276,931           (1,836,000)    43,440,931
                                                       -----------------------------------------------------------------------------
                           Total liabilities and
                           stockholders' equity        $55,918,905    $5,679,000    $61,597,905           $8,354,000    $69,951,905
                                                       =============================================================================


                                                        MET-PRO CORPORATION
                                    UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                                         For the six months ended July 31, 1998

                                                       -----------------------------------------------------------------------------
                                                            Historical                                           Pro Forma
                                                       -----------------------------------------------------------------------------
                                                                                                          Adjustments
                                                         Met-Pro     Flex-Kleen                            Increase/
                                                       Corporation   Corporation       Total      Notes    Decrease     Consolidated
                                                       -----------------------------------------------------------------------------
Net sales                                              $29,529,731    $8,982,000    $38,511,731                         $38,511,731

Cost of goods sold                                      18,365,829     6,027,000     24,392,829                          24,534,829
                                                                                                   (S)      $12,500

                                                                                                   (T)       15,000

                                                                                                   (U)        2,000

                                                                                                   (V)       12,500

                                                                                                   (X)      100,000
------------------------------------------------------------------------------------------------------------------------------------
Gross profit                                            11,163,902     2,955,000     14,118,902            (142,000)     13,976,902

Operating expense

       Selling                                           2,705,768       570,000      3,275,768                           3,281,268
                                                                                                   (U)          500

                                                                                                   (V)        5,000

       General and administrative                        3,278,041       697,000      3,975,041    (R)      153,801       4,599,327

                                                                                                   (N)        5,000

                                                                                                   (O)        6,500

                                                                                                   (Q)      340,985

                                                                                                   (T)       10,000

                                                                                                   (U)          500

                                                                                                   (V)        7,500

                                                                                                   (W)      100,000
                                                       -----------------------------------------------------------------------------
                                                         5,983,809     1,267,000      7,250,809             629,786       7,880,595
                                                       -----------------------------------------------------------------------------
Income from operations                                   5,180,093     1,688,000      6,868,093            (771,786)      6,096,307

Other income/(expense)                                     336,324       (61,000)       275,324    (P)      (90,000)        185,324
                                                       -----------------------------------------------------------------------------
Income before taxes                                      5,516,417     1,627,000      7,143,417            (861,786)      6,281,631

Provision for taxes                                      2,025,911       623,000      2,648,911    (Y)     (261,891)      2,387,020
                                                       -----------------------------------------------------------------------------
Net income                                              $3,490,506    $1,004,000     $4,494,506           ($599,895)     $3,894,611
                                                       =============================================================================

Earnings per share, basic                                    $0.50                                                            $0.56

Earnings per share, diluted                                  $0.50                                                            $0.55

Outstanding shares, basic                                6,974,394                                                        6,974,394

Outstanding shares, diluted                              7,032,673                                                        7,032,673

                               MET-PRO CORPORATION

         Notes to Unaudited Pro Forma Consolidated Financial Information
                     For the Six Months Ended July 31, 1998

NOTE 1:


     The unaudited pro forma consolidated condensed balance sheet is based on the individual balance sheets of Met-Pro Corporation and Flex-Kleen to reflect the acquisition of all of the material assets, subject to ordinary business liabilities, of Flex-Kleen by Met-Pro Corporation (which was completed on October 29, 1998) as if it had taken place on July 31, 1998 after giving effect to pro forma adjustments to reflect the following:

     Met-Pro Corporation paid approximately $15,000,000 for the assets of Flex-Kleen, in the form of cash.

     As part of the transaction, Met-Pro Corporation entered into a five (5) year non-compete transaction with the stockholders of Flex-Kleen for which it was paid $50,000 (A).

     Total cash required at settlement amounted to $15,000,000. Met-Pro Corporation financed this transaction with a bank on an unsecured basis. The bank financing, in the amount of $12,000,000 (B), is comprised of a ten-year term loan with a fixed interest rate swap of 5.98% with payments of principal and interest due on a quarterly basis beginning January 31, 1999. The balance of $3,000,000 was paid from cash on hand of the Registrant (C).

     Met-Pro Corporation incurred $367,221 (D) in costs associated with the transaction, which was funded internally.

     For purposes of the unaudited pro forma condensed financial statements, Flex-Kleen's furniture and fixtures were written up by $130,000 (E) to estimated fair value.

     As a result of this acquisition, Met-Pro Corporation has increased the costs in excess of net assets of businesses acquired by $12,304,068 (F) as of July 31, 1998.


     The following adjustments resulted from the Asset Purchase Agreement:

     (G)  Represents   the   elimination  of  Sellers'   intercompany   accounts
          receivable and accounts payable in accordance with Section 1.1.2(d) and 1.4.2(d) of the Asset Purchase Agreement (the "Agreement").

     (H)  Represents  cash  overdrafts  that are  excluded  in  accordance  with
          Section 1.4.2(c) of the Agreement.

     (I) Represents carried-over vacation for periods prior to January 1, 1998 excluded in accordance with Section 1.4.2(g)(B) of the Agreement.

     (J)  Represents  accrued sales and use taxes  ($49,000) and defined benefit
          retirement  costs  ($7,000)   excluded  in  accordance  with  Sections
          1.4.2(a) and 1.4.2(g)(A) of the Agreement, respectively.

     (K) Represents accrued federal, state and Canadian taxes that are excluded in accordance with Section 1.4.2(a) of the Agreement.

     (L) Elimination of Sellers' common stock, additional paid in capital and cumulative translation adjustment.

     (M) Represents the adjustment to arrive at the "Pro Forma Net Equity" as defined in Section 1.3.2(a) of the Agreement.

                               MET-PRO CORPORATION

         Notes to Unaudited Pro Forma Consolidated Financial Information
                     For the Six Months Ended July 31, 1998

NOTE 2:

     The unaudited pro forma consolidated condensed statement of operations is based on the individual statements of Met-Pro Corporation and Flex-Kleen for the six months ended July 31, 1998 after giving effect to the pro forma adjustments necessary to reflect the acquisition described in Note 1, as if it had taken place on February 1, 1998.

     The pro forma adjustments are as follows:

     (N)  Amortization of covenant not to compete of $5,000.

     (O) Additional depreciation on the write-up of Flex-Kleen's furniture and fixtures amounting to $6,500.

     (P) Reduction in interest income by $90,000 due to the cash outlay by Met-Pro Corporation to acquire Flex-Kleen's assets.

     (Q) Interest expense increase of $340,985 as a result of bank financing of $12,000,000.

     (R) Amortization of costs in excess of net assets of businesses acquired over forty (40) years amounting to $153,801.

     (S) Insurance expense increase of $12,500 due to increased liability and property coverage.

     (T) Pension expense increase of $25,000 due to the addition of Flex-Kleen employees to our Company's defined benefit plan.

     (U) Administrative expense for the maintenance of existing 401-(k) plan of $3,000.

     (V) Employee benefit expense increase of $25,000 for various employee benefits.

     (W) Estimated additional Met-Pro Corporation out of pocket costs of $100,000.

     (X) Decrease of $100,000 in gross margins for sales of inventory to affiliate by Flex-Kleen.

     (Y) Tax effect of the above adjustments to result in an assumed effective consolidated income tax rate of 38%.


                                                        MET-PRO CORPORATION

                                UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                                                                                       As of January 31, 1998
                                                       -----------------------------------------------------------------------------
                                                            Historical                                           Pro Forma
                                                       -----------------------------------------------------------------------------
                                                                                                          Adjustments
                                                         Met-Pro     Flex-Kleen                            Increase/
                                                       Corporation   Corporation       Total      Notes    Decrease     Consolidated
                                                       -----------------------------------------------------------------------------
ASSETS

Current assets
       Cash and cash equivalents                       $11,253,380       $16,000    $11,269,380    (D)    ($367,221)     $7,902,159
                                                                                                   (C)   (3,000,000)
       Accounts receivable, net of allowance            10,664,310     4,055,000     14,719,310                          14,719,310
       Notes receivable, ESOT                              200,000                      200,000                             200,000
       Inventories                                      12,210,749     1,503,000     13,713,749                          13,713,749
       Prepaid expenses, deposits and
         other current assets                              723,965        46,000        769,965    (M)      343,153       1,113,118
       Deferred income taxes                             1,014,856                    1,014,856                           1,014,856
                                                       -----------------------------------------------------------------------------
                           Total current assets         36,067,260     5,620,000     41,687,260          (3,024,068)     38,663,192

Property, plant and equipment, at
           cost, net                                    13,787,596       273,000     14,060,596    (E)      130,000      14,190,596
Costs in excess of net assets of
           business acquired                             7,198,915                    7,198,915    (F)   12,304,068      19,502,983
Other assets                                               930,469     2,312,000      3,242,469    (G)   (2,312,000)        980,469
                                                                                                   (A)       50,000
                                                       -----------------------------------------------------------------------------
                           Total assets                $57,984,240    $8,205,000    $66,189,240          $7,148,000     $73,337,240
                                                       =============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
       Current portion of long-term debt                $1,441,964                   $1,441,964    (B)   $1,200,000      $2,641,964
       Accounts payable                                  2,648,943    $3,149,000      5,797,943    (H)     (597,000)      5,200,943
       Accrued salaries, wages and expenses              6,529,188       870,000      7,399,188    (I)      (13,000)      7,330,188
                                                                                                   (J)      (56,000)
       Customers' advances                                 647,450                      647,450                             647,450
       Accrued income taxes                                               74,000         74,000    (K)      (74,000)             --
                                                       -----------------------------------------------------------------------------
                           Total current liabilities    11,267,545     4,093,000     15,360,545             460,000      15,820,545

Long-term debt                                           2,242,047                    2,242,047    (B)   10,800,000      13,042,047

Other non-current liabilities                              249,037     1,024,000      1,273,037    (G)   (1,024,000)        249,037

Deferred income taxes                                      384,782                      384,782                             384,782
                                                       -----------------------------------------------------------------------------
                           Total liabilities            14,143,411     5,117,000     19,260,411          10,236,000      29,496,411
                                                       -----------------------------------------------------------------------------

Stockholders' equity
       Common stock, Met-Pro Corporation                   713,862                      713,862                             713,862
       Common stock, Flex-Kleen Corporation                              200,000        200,000    (L)     (200,000)             --
       Additional paid-in capital                        7,868,357     2,930,000     10,798,357    (L)   (2,930,000)      7,868,357
       Retained earnings                                37,667,872                   37,667,872                          37,667,872
       Accumulated other comprehensive loss               (219,015)      (42,000)      (261,015)   (L)       42,000        (219,015)

       Less: Treasury stock, at cost                    (2,190,247)                  (2,190,247)                         (2,190,247)
                                                       -----------------------------------------------------------------------------
                           Net stockholders' equity     43,840,829     3,088,000     46,928,829          (3,088,000)     43,840,829
                                                       -----------------------------------------------------------------------------
                           Total liabilities and
                           stockholders' equity        $57,984,240    $8,205,000    $66,189,240          $7,148,000     $73,337,240
                                                       =============================================================================


                                                        MET-PRO CORPORATION

                                    UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                                                                            For the year ended January 31, 1998

                                                       -----------------------------------------------------------------------------
                                                            Historical                                           Pro Forma
                                                       -----------------------------------------------------------------------------
                                                                                                          Adjustments
                                                         Met-Pro     Flex-Kleen                            Increase/
                                                       Corporation   Corporation       Total      Notes    Decrease     Consolidated
                                                       -----------------------------------------------------------------------------
Net sales                                              $62,387,870   $19,396,000    $81,783,870                         $81,783,870

Cost of goods sold                                      39,802,965    12,969,000     52,771,965                          52,849,965
                                                                                                   (S)      $25,000

                                                                                                   (T)       25,000

                                                                                                   (U)        3,000

                                                                                                   (V)       25,000
------------------------------------------------------------------------------------------------------------------------------------
Gross profit                                            22,584,905     6,427,000     29,011,905             (78,000)     28,933,905

Operating expense:

       Selling                                           5,331,954     1,793,417      7,125,371    (T)       10,000       7,146,371

                                                                                                   (U)        1,000

                                                                                                   (V)       10,000

      General and administrative                         6,557,355     2,205,583      8,762,938    (R)      307,602       9,887,510

                                                                                                   (N)       10,000

                                                                                                   (O)       13,000

                                                                                                   (Q)      681,970

                                                                                                   (T)       15,000

                                                                                                   (U)        2,000

                                                                                                   (V)       15,000

                                                                                                   (W)     (120,000)

                                                                                                   (X)      200,000
                                                       -----------------------------------------------------------------------------
                                                        11,889,309     3,999,000      15,888,309          1,145,572      17,033,881
                                                       -----------------------------------------------------------------------------
Income from operations                                  10,695,596     2,428,000      13,123,596         (1,223,572)     11,900,024

Other income/(expense)                                     970,767      (134,000)        836,767   (P)     (180,000)        656,767
                                                       -----------------------------------------------------------------------------
Income before taxes                                     11,666,363     2,294,000      13,960,363         (1,403,572)     12,556,791

Provision for taxes                                      4,549,882       793,000       5,342,882   (Y)     (445,734)      4,897,148
                                                       -----------------------------------------------------------------------------
Net income                                              $7,116,481    $1,501,000      $8,617,481          ($957,838)     $7,659,643
                                                       =============================================================================

Earnings per share, basic                                    $1.01                                                            $1.09

Earnings per share, diluted                                  $1.00                                                            $1.07

Outstanding shares, basic                                7,053,071                                                        7,053,071

Outstanding shares, diluted                              7,144,931                                                        7,144,931

                               MET-PRO CORPORATION

         Notes to Unaudited Pro Forma Consolidated Financial Information
                       For the Year Ended January 31, 1998

NOTE 1:

     The unaudited pro forma consolidated condensed balance sheet is based on the individual balance sheets of Met-Pro Corporation for the year ended January 31, 1998 and Flex-Kleen for the year ended October 31, 1997, to reflect the acquisition of all of the material assets, subject to ordinary business liabilities, of Flex-Kleen by Met-Pro Corporation (which took place on October 29, 1998) as if it was completed on January 31, 1998 after giving effect to pro forma adjustments to reflect the following:

     Met-Pro Corporation paid approximately $15,000,000 for the assets of Flex-Kleen, in the form of cash.

     As part of the transaction, Met-Pro Corporation entered into a five (5) year non-compete transaction with the stockholders of Flex-Kleen for which it was paid $50,000 (A).

     Total cash required at settlement amounted to $15,000,000. Met-Pro Corporation financed this transaction with a bank on an unsecured basis. The bank financing, in the amount of $12,000,000 (B), is comprised of a ten-year term loan with a fixed interest rate swap of 5.98% with payments of principal and interest due on a quarterly basis beginning January 31, 1999. The balance of $3,000,000 was paid from cash on hand of the Registrant (C).

     Met-Pro Corporation incurred $367,221 (D) in costs associated with the transaction, which was funded internally.

     For purposes of the unaudited pro forma condensed financial statements, Flex-Kleen's furniture and fixtures were written up by $130,000 (E) to estimated fair value.

     As a result of this acquisition, Met-Pro Corporation has increased the costs in excess of net assets of businesses acquired by $12,304,068 (F) as of January 31, 1998.


     The following adjustments resulted from the Asset Purchase Agreement:

          (G) Represents the elimination of Sellers' intercompany accounts receivable and accounts payable in accordance with Section 1.1.2(d) and 1.4.2(d) of the Asset Purchase Agreement (the "Agreement").

          (H)  Represents  cash  overdrafts that are excluded in accordance with
               Section 1.4.2(c) of the Agreement.

          (I) Represents carried-over vacation for periods prior to January 1, 1998 excluded in accordance with Section 1.4.2(g)(B) of the Agreement.

          (J) Represents accrued taxes ($49,000) and defined benefit retirement costs ($7,000) excluded in accordance with Sections 1.4.2(a) and 1.4.2(g)(A) of the Agreement, respectively.

          (K) Represents accrued federal, state and Canadian taxes that are excluded in accordance with Section 1.4.2(a) of the Agreement.

          (L) Elimination of Sellers' common stock, additional paid in capital and cumulative translation adjustment.

          (M) Represents the adjustment to arrive at the "Pro Forma Net Equity" as defined in Section 1.3.2(a) of the Agreement.

                               MET-PRO CORPORATION

           Notes to Unaudited Pro Forma Combined Financial Information
                       For the Year Ended January 31, 1998

NOTE 2:

     The unaudited pro forma consolidated condensed statement of operations is based on the individual statements of Met-Pro Corporation for the year ended January 31, 1998 and Flex-Kleen for the year ended October 31, 1997, after giving effect to the pro forma adjustments necessary to reflect the acquisition described in Note 1, as if it had taken place on February 1, 1997.

     The pro forma adjustments are as follows:

          (N)  Amortization of covenant not to compete of $10,000.

          (O) Additional depreciation on the write-up of Flex-Kleen's furniture and fixtures amounting to $13,000.

          (P) Reduction in interest income by $180,000 due to the cash outlay by Met-Pro Corporation to acquire Flex-Kleen's assets.

          (Q) Interest expense increase of $681,970 as a result of bank financing of $12,000,000.

          (R) Amortization of costs in excess of net assets of businesses acquired over forty (40) years amounting to $307,602.

          (S) Insurance expense increase of $25,000 due to increased liability and property coverage.

          (T) Pension expense increase of $50,000 due to the addition of new employees to our Company's Defined Benefit Plan.

          (U) Administrative expense for the maintenance of existing 401-(k) plan of $6,000.

          (V) Employee benefit expense increase of $50,000 for other various employee benefits.

          (W)  Elimination    of    Flex-Kleen    intercompany    charges   from
               Research-Cottrell of $120,000.

          (X) Estimated additional Met-Pro Corporation out of pocket costs of $200,000.

          (Y) Tax effect of the above adjustments to result in an assumed effective consolidated income tax rate of 39%.

                                   SIGNATURES

     Pursuant to the requirements of the securities exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.






     Date: January 12, 1999               Met-Pro Corporation



                                          By: /s/ William L. Kacin
                                          --------------------------------------
                                              William L. Kacin, President

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